[ARTHUR ANDERSEN LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated
January 21, 2000 included in Advanta Corp's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Form S-3 Registration Statement.


                                          /s/ Arthur Andersen LLP
                                          -------------------------------------


Philadelphia, PA
April 4, 2000